Debt and Capital Lease Obligations	9 Months Ended
Sep. 30, 2012
Debt Disclosure [Abstract]
Debt
Debt and Capital Lease Obligations
On August 22, 2012, the Company issued of $360.0 million aggregate principal amount of its 6.00% Convertible Senior Notes due 2017 (the “6.00% Convertible Notes”). On August 28, 2012, the underwriters of the 6.00% Convertible Notes exercised their option to purchase an additional $54.0 million aggregate principal amount of the 6.00% Convertible Notes. Total net proceeds from the issuance of the 6.00% Convertible Notes were $395.7 million, after deducting the underwriting discounts and commissions. Certain of the Company's directors, officers and other related parties purchased $6.4 million of the aggregate principal amount of the 6.00% Convertible Notes, for which the Company did not pay any underwriting discounts and commissions.
The 6.00% Convertible Notes are Molycorp's senior unsecured obligations with interest payable semi-annually in arrears on March 1 and September 1 of each year, commencing on March 1, 2013. The 6.00% Convertible Notes will mature on September 1, 2017, unless earlier repurchased, redeemed or converted in accordance with their terms, and will be convertible at any time prior to the second scheduled trading day immediately preceding the maturity date into shares of common stock, cash, or a combination thereof, at Molycorp's election. The conversion rate will initially be 83.333 shares of common stock per $1,000 principal amount of 6.00% Convertible Notes (equivalent to an initial conversion price of approximately $12 per share of common stock), subject to customary adjustments. Molycorp will have the right to redeem the 6.00% Convertible Notes on or after September 1, 2015 if the last reported sale price of its common stock has been at least 130% of the conversion price then in effect for at least 20 trading days during any 30 consecutive trading day period ending on, and including, the trading day immediately preceding the date on which Molycorp provides notice of redemption at a redemption price equal to 100% of the principal amount of the 6.00% Convertible Notes to be redeemed, plus accrued and unpaid interest. The 6.00% Convertible Notes rank equal in right of payment to existing and future liabilities that are not expressly subordinated to the 6.00% Convertible Notes, and rank effectively junior to Molycorp's existing and future secured indebtedness.
The Company separately accounts for the liability and equity components of convertible debt instruments, such as the 6.00% Convertible Notes, that may be settled entirely or partially in cash upon conversion in a manner that reflects the issuer's economic interest cost. The additional discount on the liability component is amortized to interest cost over the term of the 6.00% Convertible Notes. The effective interest rate on the liability component is 4.6%. The equity component of the 6.00% Convertible Notes is included in the additional paid-in capital section of stockholders' equity on the condensed consolidated balance sheet as of September 30, 2012, and the value of the equity component is treated as original issue discount for purposes of accounting for the debt component of the 6.00% Convertible Notes. As of September 30, 2012, Molycorp recognized a liability component related to the 6.00% Convertible Notes of $328.5 million, which includes a cumulative accretion of $1.5 million related to both the underwriting discounts and the additional discount on the liability component, and an equity component of $68.7 million. The amount of interest costs recognized for the three months ended September 30, 2012 relating to both the contractual interest coupon and amortization of the discount on the liability component was $3.8 million, which was substantially capitalized. Transaction costs related to the issuance of the 6.00% Convertible Notes have been allocated to the liability and equity components in proportion to the allocation of proceeds to the components, and accounted for as debt issuance costs (recognized as interest expense over the life of the 6.00% Convertible Notes using the effective interest method) and equity issuance costs (charged against equity), respectively.
Concurrently with, and in order to facilitate the offering of the 6.00% Convertible Notes, the Company entered into a share lending agreement with Morgan Stanley Capital Services LLC (“MSCS”), an affiliate of Morgan Stanley & Co. LLC, under which it agreed to loan to MSCS up to a total of 13,800,000 shares of its common stock (the “Borrowed Shares”)during a period beginning on the date the Company entered into the share lending agreement and ending on or about the maturity date of the 6.00% Convertible Notes, or, if earlier, on or about the date as of which all of the 6.00% Convertible Notes cease to be outstanding as a result of redemption, repurchase, conversion or other acquisition for value. MSCS may terminate all or any portion of the Borrowed Shares at any time, and the Company and MSCS may terminate any or all of the outstanding Borrowed Shares upon a default by the other party under the share lending agreement, including certain breaches by MSCS of its representations and warranties, covenants or agreements under the share lending agreement, or the bankruptcy of Molycorp or MSCS. The Company issued a total of 13,800,000 Borrowed Shares between August 22, 2012 and August 23, 2012 and received no proceeds, but only a nominal lending fee from MSCS for the use of these loaned shares, which represented the fair value assigned to it. For corporate law purposes, the Borrowed Shares are issued and outstanding. However, under the share lending agreement, MSCS has agreed: to pay to Molycorp an amount equal to cash dividends, if any, that Molycorp pays on the Borrowed Shares; to pay or deliver, as the case may be, to the Company any other distribution, other than in a liquidation or a reorganization in bankruptcy, that the Company makes on the Borrowed Shares; and not to vote on the Borrowed Shares on any matter submitted to a vote of Molycorp's stockholders. In view of the contractual undertakings of MSCS in the share lending agreement, which have the effect of substantially eliminating the economic dilution that otherwise would result from the issuance of the Borrowed Shares, the Borrowed Shares will not be considered outstanding for the purpose of computing and reporting Molycorp's earnings per share.
             On May 25, 2012, Molycorp issued $650.0 million aggregate principal amount of senior secured notes due 2020 (the "Senior Notes") in an offering exempt from the registration requirements of the Securities Act. Total net proceeds from the issuance of the Senior Notes were $635.4 million after deducting the initial purchasers' discounts. The Senior Notes bear interest at the rate of 10% per year payable on June 1 and December 1 of each year beginning on December 1, 2012. At any time and from time to time prior to June 1, 2016, the Company may redeem any of the Senior Notes at a price equal to 100% of the principal amount thereof plus an applicable make-whole premium and accrued and unpaid interest. At any time and from time to time from and after June 1, 2016, Molycorp may redeem the Senior Notes, in whole or in part, at a redemption price for the Senior Notes plus accrued and unpaid interest, initially at 105% of the principal amount thereof, but gradually declining to 100% of the principal amount thereof. In addition, at any time and from time to time prior to June 1, 2015, the Company may redeem up to 35% of the aggregate principal amount of the Senior Notes with the net cash proceeds of one or more permitted sales of Molycorp’s capital stock at a redemption price (expressed as a percentage of principal amount) of 110% plus accrued and unpaid interest. Upon the occurrence of a change of control, Molycorp will be required to offer to repurchase all of the Senior Notes. The Senior Notes are senior secured obligations of Molycorp and are guaranteed by certain of Molycorp’s domestic subsidiaries ("Guarantors"). The Senior Notes are secured by first-priority security interest on substantially all of the property and assets of the Company and the Guarantors, subject to a number of exceptions as described in the indenture governing the Senior Notes. A substantial portion of the net proceeds from the offering of the Senior Notes was used to fund the cash consideration the Company paid for Molycorp Canada, with the remainder used for general corporate purposes. The Company, the Guarantors and the initial purchasers of the Senior Notes agreed that the Company and the Guarantor will file an exchange offer registration statement with the SEC within 180 days of the May 25, 2012 issuance date, and use their respective commercially reasonable efforts to have it declared effective at the earliest possible time and in any event within 270 days following the issuance date.
As a result of the Molycorp Canada acquisition, the Company assumed $230.0 million principal amount of subordinated unsecured convertible debentures of the predecessor of Molycorp Canada due December 2017 (the “Debentures”) maturing on December 31, 2017. The Debentures bear interest at 5.00% per annum and are convertible at $13.80 per share of Molycorp Canada's predecessor company. As required under the change of control provisions contained in the original underlying indenture, holders of the Debentures had the option to either require the Company to repurchase the Debentures at par plus accrued interest, convert the Debentures into common shares of Molycorp Canada's predecessor company, including a number of additional “make-whole” shares, or hold the Debentures to maturity. In August 2012, holders of $9.4 million aggregate principal amount of Debentures elected to convert, while holders of $217.9 million aggregate principal amount of Debentures elected to early redeem their Debentures for cash plus accrued interest. Under the term of the indenture governing the Debentures, as amended at the time of the Molycorp Canada acquisition, the holders of the Debenture that converted received, at their election and in lieu of receiving shares of Molycorp Canada's predecessor company, the same cash and/or share consideration that was paid to Molycorp Canada's former shareholders in connection with the acquisition of Molycorp Canada, subject to the same pro-ration calculation, as if such holders had converted immediately prior to the acquisition. As a result of the conversion, a total of $8.0 million, including accrued interest, was paid in cash with the remainder converted into 99,723 shares of Molycorp common stock. Total interest cost related to the Debentures for the period from June 12, 2012 to September 30, 2012 was $0.6 million, inclusive of the interest accrued and paid upon the August 2012 repurchase. As of September 30, 2012, $2.7 million principal amount of the Debentures was outstanding.

Additional short-term indebtedness was assumed as part of the acquisition of Molycorp Canada totaling $31.5 million, at September 30, 2012, which relates to various bank loans maturing between July 2012 and December 2012 with a weighted average interest rate of approximately 4.22%.
On September 1, 2010, Molycorp and Kern River entered into a firm Transportation Service Agreement ("TSA") under which Kern River agreed to construct and operate facilities necessary to provide natural gas transportation services to the Mountain Pass facility. Under the terms of the TSA, Molycorp agreed to pay Kern River for the cost attributable to the design, permitting, and construction of the delivery facilities through a transportation service charge of approximately $0.4 million per month for ten years. This charge includes reimbursement to Kern River for construction of the delivery facilities and installation, as well as reimbursement and compensation for transportation services. The term of the TSA commenced on June 1, 2012, the date on which Kern River deemed the TSA facilities ready to provide service. The Company accounted for the TSA as a capital lease under the relevant accounting guidance.
The following tables provide a summary of the current and non-current portions of the debt outstanding at September 30, 2012 and December 31, 2011 (in thousands):

	September 30, 2012
	Current	Non-Current
10% Senior Secured Notes, net of discount, due June 2020	$—	$635,802
3.25% Convertible Notes, net of discount, due June 2016	—	196,699
5.00% Debentures, net of discount	—	2,774
6.00% Convertible Notes, net of discount, due June 2017	—	328,494
Bank loans with a weighted average rate of 4.00% due November 2012 - September 2017	32,693	4,435
Total debt	32,693	1,168,204

Capital lease obligations	242	15,324
Total debt and capital lease obligations	$32,935	$1,183,528

	December 31, 2011
	Current	Non-Current
3.25% Convertible Notes, net of discount, due June 2016	$—	$190,877
Bank loans 2.69% - 3.88% due February 2012 - September 2017	1,516	5,668
Total debt	$1,516	$196,545

Scheduled minimum debt repayments are $31.7 million for the remainder of 2012, $1.4 million in 2013, $1.4 million in 2014, $1.3 million in 2015, $230.7 million in 2016, $417.3 million in 2017 and $650.0 million thereafter.